Exhibit 99.1

NEWS RELEASE

LITTELFUSE REPORTS SECOND QUARTER RESULTS

CHICAGO, August 2, 2017 – Littelfuse, Inc. (NASDAQ:LFUS) today reported financial results for the second quarter ended July 1, 2017.

Second Quarter 2017 Highlights

●	Net sales were $313.4 million, up 15% versus the prior year period. Organic revenue growth was 11%, excluding the ON portfolio acquisition, e-house business divestiture and currency effects.
●	Growth by segment versus the prior year period:
o	Electronics sales increased 28% (up 16% organically)
o	Automotive sales increased 5% (up 6% organically)
o	Industrial sales decreased 3% (up 5% organically)
●	GAAP diluted EPS was $2.11; Adjusted EPS of $2.10 increased 46% over last year
●

The GAAP and adjusted effective tax rate were both 15.2% for the quarter. Included in the tax rate was a discrete tax benefit of $1.4 million resulting from the new stock compensation accounting guidance.

●	Cash flow from operations was $70.6 million
●	The electronics book-to-bill ratio for the second quarter was 1.13
●	The company recently announced it had acquired the assets of U.S. Sensor Corporation, a manufacturer of temperature sensors based in Orange, California.

"We followed our strong first quarter performance with record sales and earnings in the second quarter,” said Dave Heinzmann, Chief Executive Officer. "The strong order rates we’ve seen across our electronics segment since late last year continued in the second quarter, and along with solid operational execution, drove record performance across electronics. Our automotive and industrial segments also performed well, which included the expected profitability improvement in industrial.”

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Third Quarter 2017 Outlook

All comparisons are to the prior year period unless otherwise noted. Littelfuse provides guidance on a non-GAAP (adjusted) basis. GAAP items excluded from guidance may include the after-tax impact of items including acquisition and integration costs, impairment and severance charges, foreign exchange adjustments and unusual gains and losses. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to forecast the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

“While electronics order rates remain strong, they have slowed from the peak in the second quarter. We continue, however, to see robust end demand and expect the momentum in electronics sales to continue in the third quarter,” continued Heinzmann. “We also expect the automotive and industrial segments to have another solid growth quarter, including margin expansion in both businesses.”

For the third quarter of 2017:

●	Sales are expected to be in the range of $311 to $323 million, up 13% on an as reported basis and up 9% organically, at the midpoint versus the prior year quarter
●	Adjusted diluted earnings per share are expected to be in the range of $2.02 to $2.16

For the full year, the company expects an adjusted effective tax rate in the range of 18% – 19%.

Dividend

The company’s board of directors approved a 12% increase in the quarterly cash dividend from $0.33 to $0.37. This equates to an annualized dividend of $1.48 per share. The dividend will be paid on September 7, 2017 to shareholders of record as of August 24, 2017.

Conference Call and Webcast Information

Littelfuse will host a conference call today, Wednesday, August 2, 2017, at 10:00 a.m. Central / 11:00 a.m. Eastern time to discuss the results. The call will be broadcast live over the Internet and can be accessed through the company’s website: www.littelfuse.com. The call will be available for replay on the company’s website.

About Littelfuse

Founded in 1927, Littelfuse is the world leader in circuit protection with growing global platforms in power control and sensing. The company serves customers in the electronics, automotive and industrial markets with technologies including fuses, semiconductors, polymers, ceramics, relays and sensors. Littelfuse has over 10,000 employees in more than 40 locations throughout the Americas, Europe and Asia. For more information, please visit the Littelfuse website: Littelfuse.com.

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“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995.

The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the PSLRA. These statements may involve risks and uncertainties, including, but not limited to, risks relating to product demand and market acceptance, economic conditions, the impact of competitive products and pricing, product quality problems or product recalls, capacity and supply difficulties or constraints, coal mining exposures reserves, failure of an indemnification for environmental liability, exchange rate fluctuations, commodity price fluctuations, the effect of the company's accounting policies, labor disputes, restructuring costs in excess of expectations, pension plan asset returns less than assumed, integration of acquisitions, uncertainties related to political and regulatory changes and other risks which may be detailed in the company's other Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 31, 2016. For a further discussion of the risk factors of the company, please see Item 1A. "Risk Factors" to the company's Annual Report on Form 10-K for the year ended December 31, 2016.

Non-GAAP Financial Measures

The information included in this press release includes the non-GAAP financial measures of adjusted net sales growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate and free cash flow. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included herein.

The company believes that adjusted net sales growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes free cash flow is a useful measure of its ability to generate cash. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CONTACT: Meenal Sethna

Executive Vice President and CFO

(773) 628-0616

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LFUS-F

LITTELFUSE, INC.
Net Sales and Operating Income by Business Unit
(In thousands of USD, unaudited)

	Second Quarter			Year-to-Date
	2017	2016	% Growth / (Decline)	2017	2016	% Growth / (Decline)

Net Sales
Electronics	$169,387	$132,170	28%	$323,154	$230,966	40%
Automotive	116,457	111,370	5%	224,297	203,303	10%
Industrial	27,511	28,372	(3%)	51,346	57,041	(10%)

Total net sales	$313,355	$271,912	15%	$598,797	$491,310	22%

	Second Quarter			Year-to-Date
	2017	2016	% Growth / (Decline)	2017	2016	% Growth / (Decline)

Operating Income/(Expense)
Electronics	$42,967	$25,259	70%	$78,173	$47,675	64%
Automotive	15,713	16,474	(5%)	30,778	33,965	(9%)
Industrial	1,905	2,028	(6%)	2,012	3,701	(46%)
Other (1)	(315)	(14,059)	98%	(1,840)	(23,211)	(92%)

Total operating income	$60,270	$29,702	103%	$109,123	$62,130	76%
Operating margins	19.2%	10.9%		18.2%	12.6%

Interest expense	3,281	1,670		6,401	3,715
Foreign exchange (gain) loss	(558)	(6,237)		(2,115)	(2,414)
Other (income) expense, net	190	255		52	(262)

Income before taxes	$57,357	$34,014	69%	$104,785	$61,091	72%

(1) "Other" typically includes special items such as acquisition-related costs, restructuring costs, asset impairments, and gains and losses on asset sales. (See Supplemental Financial Information for details on page 8.)

	Second Quarter			Year-to-Date
	2017	2016	Growth / (Decline)	2017	2016	Growth / (Decline)

Operating Margins
Electronics	25.4%	19.1%	6.3%	24.2%	20.6%	3.5%
Automotive	13.5%	14.8%	-1.3%	13.7%	16.7%	-3.0%
Industrial	6.9%	7.1%	-0.2%	3.9%	6.5%	-2.6%

LITTELFUSE, INC.
Condensed Consolidated Balance Sheets
(In thousands of USD)

	July 1, 2017	December 31, 2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$321,893	$275,124
Short-term investments	34	3,690
Accounts receivable, less allowances	199,027	176,032
Inventories	125,240	114,063
Prepaid income taxes and income taxes receivable	6,720	11,671
Prepaid expenses and other current assets	51,938	31,501
Total current assets	704,852	612,081
Property, plant and equipment:
Land	9,691	9,268
Buildings	84,481	80,553
Equipment	471,960	439,542
	566,132	529,363
Accumulated depreciation	(333,593)	(312,188)
Net property, plant and equipment	232,539	217,175
Intangible assets, net of amortization:
Patents, licenses and software	85,798	83,607
Distribution network	18,191	18,995
Customer lists, trademarks and tradenames	106,848	110,425
Goodwill	432,134	403,544
	642,971	616,571
Investments	11,916	13,933
Deferred income taxes	19,028	20,585
Other assets	10,885	10,849
Total assets	$1,622,191	$1,491,194

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$100,826	$90,712
Accrued payroll	32,866	42,810
Accrued expenses	50,536	36,138
Accrued severance	629	2,785
Accrued income taxes	9,522	8,846
Current portion of long-term debt	7,813	6,250
Total current liabilities	202,192	187,541
Long-term debt, less current portion	473,879	447,892
Deferred income taxes	8,826	7,066
Accrued post-retirement benefits	15,975	13,398
Other long-term liabilities	25,887	20,366
Total equity	895,432	814,931
Total liabilities and equity	$1,622,191	$1,491,194

LITTELFUSE, INC.
Consolidated Statements of Comprehensive Income
(In thousands of USD, except per share data, unaudited)

	For the Three Months Ended		For the Six Months Ended
	July 1, 2017	July 2, 2016	July 1, 2017	July 2, 2016

Net sales	$313,355	$271,912	$598,797	$491,310

Cost of sales	180,747	174,046	352,539	306,289

Gross profit	132,608	97,866	246,258	185,021

Selling, general and administrative expenses	53,438	51,092	100,139	93,458
Research and development expenses	12,729	11,916	24,881	20,481
Amortization of intangibles	6,171	5,156	12,115	8,952
	72,338	68,164	137,135	122,891

Operating income	60,270	29,702	109,123	62,130

Interest expense	3,281	1,670	6,401	3,715
Foreign exchange (gain) loss	(558)	(6,237)	(2,115)	(2,414)
Other (income) expense, net	190	255	52	(262)

Income before income taxes	57,357	34,014	104,785	61,091
Income taxes	8,719	6,862	17,255	14,650

Net income	$48,638	$27,152	$87,530	$46,441

Net income per share:
Basic	$2.13	$1.21	$3.84	$2.07
Diluted	$2.11	$1.20	$3.80	$2.05

Weighted average shares and equivalent shares outstanding:
Basic	22,822	22,528	22,785	22,483
Diluted	23,023	22,674	23,005	22,647

Comprehensive income	$44,485	$11,899	$89,004	$41,874

LITTELFUSE, INC.
Consolidated Statements of Cash Flows
(In thousands of USD, unaudited)

	For the Six Months Ended
	July 1, 2017	July 2, 2016

OPERATING ACTIVITIES:
Net income	$87,530	$46,441
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	18,575	16,156
Amortization of intangibles	12,115	8,952
Impairment of intangible assets	-	1,391
Provision for bad debts	1,895	-
Stock-based compensation	8,590	6,124
Non-cash inventory charge	-	6,902
Excess tax benefit on stock-based compensation	-	(1,585)
Loss on sale of assets	593	331
Deferred income taxes	1,514	-
Changes in operating assets and liabilities:
Accounts receivable	(32,039)	(25,028)
Inventories	(8,739)	(1,282)
Accounts payable	7,985	2,974
Accrued expenses (including post retirement)	3,912	5,715
Accrued payroll and severance	(13,190)	(10,227)
Accrued taxes	515	(13,946)
Prepaid expenses and other	4,317	(7,642)
Net cash provided by operating activities	93,573	35,276

INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(28,278)	(20,217)
Acquisition of business, net of cash acquired	(14,172)	(354,356)
Proceeds from maturities of short-term investments	3,739	-
Decrease in entrusted loan receivable	2,416	-
Proceeds from sale of assets	178	370
Net cash used in investing activities	(36,117)	(374,203)

FINANCING ACTIVITIES:
Proceeds of revolving credit facility	-	258,000
Proceeds of term loan	-	125,000
Payments of revolving credit facility	(112,500)	(97,500)
Payments of term loan	(3,125)	(86,563)
Net proceeds from Sr. Notes Payable	125,000	-
Payments of entrusted loan	(2,416)	-
Debt issuance costs paid	(1)	(1,701)
Cash dividends paid	(14,963)	(12,995)
Net proceeds (payments) related to stock-based award activities	(2,074)	2,960
Excess tax benefit on share-based compensation	-	1,586
Net cash (used in) provided by financing activities	(10,079)	188,787

Effect of exchange rate changes on cash and cash equivalents	(608)	815

Increase (decrease) in cash and cash equivalents	46,769	(149,325)
Cash and cash equivalents at beginning of period	275,124	328,786
Cash and cash equivalents at end of period	$321,893	$179,461

LITTELFUSE, INC.
Supplemental Financial Information
(in millions of USD except per share amounts)

GAAP EPS Reconciliation
	Q2-17	YTD-17	Q2-16	YTD-16
GAAP diluted EPS	$2.11	$3.80	$1.20	$2.05
EPS impact of Non-GAAP adjustments (below)	(0.01)	(0.01)	0.24	0.77
Adjusted diluted EPS	$2.10	$3.79	$1.44	$2.82

Non-GAAP Adjustments - (income)/expense
	Q2-17	YTD-17	Q2-16	YTD-16
Reed switch manufacturing transfer costs	$-	$-	$0.7	$1.7
Restructuring	-	-	0.1	0.5
Acquisitions/divestiture/purchase acctg adjs	0.3	1.8	13.0	19.2
Impairment and severance charges	-	-	0.3	1.9
Adjustment to Operating income	0.3	1.8	14.0	23.2
Non-operating Foreign exchange loss/(gain)	(0.6)	(2.2)	(6.2)	(2.4)
Adjustment to income before income taxes	(0.3)	(0.4)	7.8	20.8
Income taxes	-	-	2.3	3.4
Adjustment to net income	$(0.3)	$(0.4)	$5.5	$17.4

Total EPS impact	$(0.01)	$(0.01)	$0.24	$0.77

Operating margin / EBITDA reconciliation
	Q2-17	YTD-17	Q2-16	YTD-16

Net sales	$313.4	$598.8	$271.9	$491.3

GAAP operating income	$60.3	$109.2	$29.7	$62.1
Add back special operating items	0.3	1.8	14.0	23.2
Adjusted operating income	$60.6	$111.0	$43.7	$85.3
Adjusted operating margin	19.3%	18.5%	16.1%	17.4%

Add back amortization	6.2	12.1	5.2	9.0
Add back depreciation	9.4	18.5	8.9	16.1
Adjusted EBITDA	$76.2	$141.6	$57.8	$110.4
Adjusted EBITDA margin	24.3%	23.6%	21.3%	22.5%

Net sales reconciliation	Q2-17 vs. Q2-16
	Electronics	Automotive	Industrial	Total
Net sales growth	28%	5%	-3%	15%
Less:
Acquisitions	13%	0%	0%	6%
Divestitures	0%	0%	-8%	-1%
FX impact	-1%	-2%	-1%	-1%
Adjusted (organic) net sales growth	16%	6%	5%	11%

Income tax reconciliation
	Q2-17	YTD-17	Q2-16	YTD-16

Income taxes	$8.7	$17.2	$6.9	$14.7
Effective rate	15.2%	16.5%	20.2%	24.0%

Non-GAAP adjustment - income taxes	-	-	2.3	3.3

Adjusted income taxes	$8.7	$17.2	$9.2	$18.0
Adjusted effective rate	15.2%	15.2%	22.0%	22.0%

Free Cash Flow reconcilation
	Q2-17	Q2-16	YTD-17	YTD-16
Net cash provided by operating activities	$70.6	$25.8	$93.6	$35.3
Less:
Purchases of property, plant and equipment	(15.9)	(11.1)	(28.3)	(20.2)
Free Cash Flow	$54.7	$14.7	$65.3	$15.1

Note: Totals will not always foot due to rounding

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